                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 31, 1998



                    BOETTCHER VENTURE CAPITAL PARTNERS, L.P.
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)


         DELAWARE                       0-12935                  84-0958632
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



    77 West Wacker Drive                Chicago, IL                 60601
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(Address of principal executive office)                           (Zip code)



       Registrant's telephone number, including area code (312) 574-6000



                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

On December 31, 1998, Boettcher Venture Capital Partners, L.P. (the "Partnership") distributed all of its remaining assets to its partners.

As previously reported, the Partnership had attempted to convert to cash its remaining portfolio investment, investment securities of Coleman Natural Products, Inc. ("Coleman"). After numerous unsuccessful attempts, it was determined that these securities would be distributed in kind to all partners in proportion to their respective ownership percentage.

The final distribution of Partnership assets, consisting of cash and securities, is described in detail in the attached correspondence mailed to limited partners on December 31, 1998. [see exhibit 99.1]

Upon payment of the costs of liquidation, liabilities of the Partnership and the final cash and securities distribution to partners, all assets of the Partnership have been accounted for and all liabilities of the Partnership paid or otherwise provided for by the Partnership and the Managing General Partner.

In January 1999, the Managing General Partner filed a certificate of cancellation of the certificate of cancellation of the Certificate of Limited Partnership of the Partnership with Delaware Secretary of State.

The Managing General Partners intends to file a Form 15 (Certification and Notice of Termination of Registration Under Section 12(g) of the Securities and Exchange Commission on January 29, 1999.

The Partnership is now dissolved and all of its assets have been distributed in liquidation and dissolution of the Partnership and liabilities of the Partnership paid or otherwise provided for.

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Item 7.  Financial Statements and Exhibits

         Exhibits

         10.1 Statement of Operations for the period from October 1, 1998 through December 31, 1998

         10.2 Statement of Operations for the period from January 1, 1998 through December 31, 1998

         10.3 Statement of Cash Flows for the period from January 1, 1998 through December 31, 1998

         99.1  Correspondence to Limited partners dated December 30, 1998

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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           BOETTCHER VENTURE CAPITAL PARTNERS L.P.
                           ---------------------------------------
                                      (Registrant)

                                    By: EVEREN Securities, Inc.
                                        Managing General Partner


Dated: January 29, 1999                 By: /s/ Daniel D. Williams
                                            -----------------------------------
                                            Chief Financial Officer; Principal
                                            Financial and Accounting Officer of
                                            the Partnership


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